SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                 April 25, 2000
              ------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
             -------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                Delaware             0-28538               13-5630895
                ----------------------------------------------------------------
               (State or other      (Commission           (IRS Employer
               jurisdiction of      File Number)           Identification
               incorporation)                                 Number)



                1999 Broadway, Suite 4300, Denver, CO     80202
              ------------------------------------------------------------------
                (Address of principal executive offices)  (Zip Code)


                                 (303) 296-5600
              ------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

             -------------------------------------------------------------------
             (Former name or address, if changed since last report)





Item 5:  Other Events

         On April 25, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's first quarter results and deferral of preferred stock dividends.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits

      Item No.        Exhibit List
    --------------    ----------------------------------------------------------

        99.1          Press Release dated April 25, 2000 issued by Registrant











                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TITANIUM METALS CORPORATION
                                      (Registrant)




                                      By: /s/ Robert E. Musgraves

                                         Robert E. Musgraves
                                         Executive Vice President -
                                         Legal and Administration

Date: April 25, 2000